                                                                    EXHIBIT 10.4


         This ASSUMPTION AND AMENDMENT TO CHANGE IN CONTROL AGREEMENT is entered into effective as of May 22, 2002, by and among EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation ("EOPMC"); EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the "Trust"); EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOP Partnership"); and STANLEY M. STEVENS (the "Executive").

                                    RECITALS

         Reference is made to a certain Change in Control Agreement dated as of September 1, 2001, by and among EOPMC, the Trust and Executive (the "Change In Control Agreement").

         The parties wish to amend the Change in Control Agreement as hereinafter described.

                             Statement of Agreement

         Therefore, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby enter into this Assumption and Amendment to Change in Control Agreement providing as follows:

1. EOP Partnership, being both the sole shareholder of EOPMC and the current employer of Executive, does hereby expressly assume, from and after January 1, 2002, all obligations of Employer set forth in the Change in Control Agreement as if it were named therein as the Employer for the period from and after such date. In consideration for such assumption, EOPMC is hereby released from any and all future liability under or pursuant to the Change in Control Agreement.











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5. Section 2.5(e) of the Change in Control Agreement shall be modified to read as follows:

         (i) The appointment after May 22, 2002 of a new Chief Executive Officer for the Trust.

   and the paragraph currently identified as Section 2.5(e) shall be re-numbered as Section 2.5(f)

3. Except as aforesaid, the original terms and conditions of the Change in Control Agreement are hereby re-affirmed and agreed to continue in full force and effect.


                                     EQUITY OFFICE PROPERTIES MANAGEMENT CORP

                                     By:  /s/ BROOKE KENEVEN
                                        ---------------------------------------
                                     Its: Vice President
                                          -------------------------------------

                                     EQUITY OFFICE PROPERTIES TRUST

                                     By:  /s/ SAMUEL ZELL
                                        ---------------------------------------
                                          Samuel Zell
                                          President and Chief Executive Officer

                                     EOP OPERATING LIMITED PARTNERSHIP

                                     By:  Equity Office Properties Trust,
                                     Its General Partner

                                     By:  /s/ SAMUEL ZELL
                                        ----------------------------------------
                                          Samuel Zell
                                          President and Chief Executive Officer

                                     /s/ STANLEY M. STEVENS
                                     -------------------------------------------
                                     Stanley M. Stevens









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